   As filed with the Securities and Exchange Commission on August 11, 1998

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                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                 FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): AUGUST 11, 1998


                          EQUITY RESIDENTIAL PROPERTIES TRUST
                     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      MARYLAND                         1-12252               13-3675988
  (STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     FILE NUMBER)         IDENTIFICATION NO.)


                         TWO NORTH RIVERSIDE PLAZA, SUITE 400
                                 CHICAGO, ILLINOIS                    60606
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


          Registrant's telephone number, including area code: (312)474-1300


                                  NOT APPLICABLE
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

      Exhibit
      Number         Exhibit
      -------        -------

        23           Consent of Independent Auditors, dated August 11,
                     1998, which is being filed pursuant to Regulation S-K,
                     Item 601(b)(23) as an exhibit to the Registrant's registration statements on Form S-3, file nos. 333-12983, 333-06873, 33-97680 and 33-84974 under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in such registration statements.


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY RESIDENTIAL PROPERTIES TRUST


Date: August 11, 1998             By:  /s/ Michael J. McHugh
                                         -------------------------------
                                         Michael J. McHugh, Executive Vice
                                         President and Chief Accounting Officer


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